UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     November 29, 2005

Cano Petroleum, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50386	98-040164
(Commission File Number)	(IRS Employer Identification No.)

The Oil & Gas Commerce Building
309 West 7th Street, Suite 1600
Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

(817) 698-0900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

Stock Purchase Agreement

On November 29, 2005, Cano Petroleum, Inc. (“Cano”), W.O. Energy of Nevada, Inc. (“W.O.”), Miles O’Loughlin (“O’Loughlin”) and Scott White (“White” and collectively with O’Loughlin, the “Sellers”) entered into a Stock Purchase Agreement whereby on November 29, 2005 Cano acquired all of the common stock of W.O. from O’Loughlin and White.  The purchase price was $47 million in cash as adjusted and approximately $8.24 million in Cano common stock.  Of the cash paid, $2 million was paid into an escrow account to cover for a minimum of a two year period potential indemnification payments by the Sellers pursuant to the Escrow Agreement by and among Cano, the Sellers and The Bank of New York, N.A., as Escrow Agent.

The approximately $8.24 million in Cano common stock resulted in the issuance of 1,791,320 shares of Cano common stock to the Sellers based on the average of the closing price of Cano common stock on the American Stock Exchange for the three trading days immediately prior to November 29, 2005.  Cano has entered into a Registration Rights Agreement with the Sellers pursuant to which Cano is to use its commercially reasonable efforts to register the 1,791,320 shares with the Securities and Exchange Commission by November 29, 2006.  The Sellers are prohibited from selling their shares until November 29, 2006 and after such date are limited to selling up to 15% of the shares received in any ninety (90) day period.

Credit Agreement

On November 29, 2005, Cano entered into a $100,000,000 Credit Agreement (the “Credit Agreement”) among Cano, as Borrower, the Lenders Party Thereto from Time to Time, as Lenders, and Union Bank of California, N.A. (“Union Bank”), as Administrative Agent and as Issuing Lender, due on or before November 29, 2009.  The initial borrowing base is $30 million based on Cano’s proved reserves.  The $30 million was used to finance in part the acquisition of W.O.  Pursuant to the terms of the Credit Agreement, the borrowing base is based on Cano’s proved reserves and is redetermined every six months with one additional redetermination being possible during any six month period between scheduled redetermination.

At Cano’s option, interest is based either (i) on the prime rate plus the applicable margin ranging up to 0.75% based on the utilization level or (ii) on the LIBOR rate applicable to the interest period plus the applicable margin ranging from 1.5% to 2.25% based on the utilization level.  The current interest rate is 6.54%.  For loans that are three months or less in maturity, interest is due on the maturity date of such loan.  For loans that are in excess of three months, interest is due every three months.

The outstanding principal is due on or before November 29, 2009 unless pursuant to the terms of the Credit Agreement specific events of default occur as a result of which all outstanding principal and all accrued interest may be accelerated.  Such specific events of default, include, but are not limited to, payment defaults by Cano, breaches of representations and warranties and covenants by Cano, Cano’s insolvency, a “change of control” of Cano as set forth in the Credit Agreement and a “material adverse change” as set forth in the Credit Agreement.

The Credit Agreement contains certain negative covenants for Cano and its Subsidiaries (as defined below) including, but not limited to, against the following: (i) subject to specific exceptions, incurring additional liens; (ii) subject to specific exceptions, incurring additional debt; (iii) subject to specific exceptions, merging or consolidating or selling, transferring, assigning, farming-out, conveying or otherwise disposing of any property; (iv) subject to specific exceptions, making certain payments, including cash dividends to the Cano stockholders; (v) subject to specific exceptions, making any loans, advances or capital contributions to, or making any investment in, or purchasing or committing to purchase any stock or other securities or evidences of indebtedness or interests in any person or any oil and gas properties or activities related to oil and gas properties unless with regard to new oil and gas properties, such properties are mortgaged to Union Bank, as Administrative Agent, or with regard to new subsidiaries, such subsidiaries execute a guaranty, pledge agreement, security agreement and mortgage in favor of Union Bank, as Administrative Agent; and (vi) subject to specific exceptions, entering into affiliate transactions on terms that are not at least as favorable to Cano as comparable arm’s length transactions.

Cano must also meet certain financial ratios based on a debt coverage, interest coverage and current assets to current liabilities.

In addition, Cano is required to hedge 832 barrels of oil equivalent per day (“BOEPD”) with a “floor” of $60 per BOEPD in 2006 and $55 per BOEPD in 2007 and 2008 for 781 and 735 BOEPD, respectively.  There is no “ceiling” hedge required.

The following direct or indirect wholly-owned subsidiaries of Cano, Ladder Companies, Inc. (“Ladder”), Square One Energy, Inc. (“Square One”), W.O., WO Energy, Inc. (“WO Texas”), W.O. Operating Company, Ltd. (“Operating”) and W.O. Production Company, Ltd. (“Production” and collectively with Ladder, Square One, W.O., WO Texas, Operating and Production, the “Subsidiaries”) all executed a guaranty agreement guaranteeing Cano’s obligations under the Credit Agreement.

As security for the Credit Agreement, (i) Cano and the Subsidiaries all executed mortgages in favor of Union Bank, as Collateral Trustee, covering their oil and gas properties in Texas and Oklahoma, (ii) Cano and the Subsidiaries executed a security agreement in favor of Union Bank, as Collateral Trustee, granting a security interest in substantially all of their assets and (iii) Cano, W.O. and WO Texas executed a pledge agreement pursuant to which Cano pledged its ownership interests in Ladder, Square One and W.O., W.O. pledged its ownership interests in WO Texas, Operating and Production, and WO Texas pledged its ownership interest in Operating and Production to Union Bank, as Collateral Trustee.

Subordinated Credit Agreement

On November 29, 2005, Cano entered into a $15,000,000 Subordinated Credit Agreement (the “Subordinated Credit Agreement”) among Cano, as Borrower, the Lenders Party Thereto from Time to Time, as Lenders, and Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio (“EEP”), as Administrative Agent, due on or before November 29, 2010.  The $15 million was used to finance in part the acquisition of W.O.

Interest is the LIBOR rate applicable to the interest period plus a 6.5% margin.  The current interest rate is 11.24%.    For loans that are three months or less in maturity, interest is due on the maturity date of such loan.  For loans that are in excess of three months, interest is due every three months.

The outstanding principal is due on November 29, 2010 unless pursuant to the terms of the Subordinated Credit Agreement specific events of default occur as a result of which all outstanding principal and all accrued interest may be accelerated.  Such specific events of default, include, but are not limited to, payment defaults by Cano, breaches of representations and warranties and covenants by Cano, Cano’s insolvency, a “change of control” of Cano as set forth in the Credit Agreement and a “material adverse change” as set forth in the Credit Agreement.

The Subordinated Credit Agreement contains certain negative covenants for Cano and its Subsidiaries including, but not limited to, against the following: (i) subject to specific exceptions, incurring additional liens; (ii) subject to specific exceptions, incurring additional debt; (iii) subject to specific exceptions, merging or consolidating or selling, transferring, assigning, farming-out, conveying or otherwise disposing of any property; (iv) subject to specific exceptions, making certain payments, including cash dividends to the Cano stockholders; (v) subject to specific exceptions, making any loans, advances or capital contributions to, or making any investment in, or purchasing or committing to purchase any stock or other securities or evidences of indebtedness or interests in any person or any oil and gas properties or activities related to oil and gas properties unless with regard to new oil and gas properties, such properties are mortgaged by Cano to EEP, as Administrative Agent, or with regard to new subsidiaries, such subsidiaries execute a guaranty, pledge agreement, security agreement and mortgage in favor of EEP, as Administrative Agent; and (vi) subject to specific exceptions, entering into affiliate transactions on terms that are not at least as favorable to Cano as comparable arm’s length transactions.

Cano must also meet certain financial ratios based on debt coverage, interest coverage, current assets to current liabilities and reserve value coverage.

In addition, Cano is required to hedge in accordance with the Credit Agreement discussed above under Item 1 “Entry into a Material Definitive Agreement – Credit Agreement.”.

The Subsidiaries all executed a guaranty agreement guaranteeing Cano’s obligations under the Subordinated Credit Agreement.

As security for the Subordinated Credit Agreement, (i) Cano and the Subsidiaries all executed mortgages in favor of Union Bank, as Collateral Trustee, covering their oil and gas properties in Texas and Oklahoma, (ii) Cano and the Subsidiaries executed a security agreement in favor of Union Bank, as Collateral Trustee, providing a security interest in substantially all of their assets and (iii) Cano, W.O. and WO Texas executed a pledge agreement pursuant to which Cano pledged its ownership interests in Ladder, Square One and W.O., W.O. pledged its ownership interests in WO Texas, Operating and Production, and WO Texas pledged its ownership interest in Operating and Production to Union Bank, as Collateral Trustee.

Item 2.01.                                          Completion of Acquisition or Disposition of Assets.

See Item 1.01 “Entry into a Material Definitive Agreement – Stock Purchase Agreement” above regarding Cano’s acquisition of W.O.  W.O. and its subsidiaries own oil and gas interests in the Texas panhandle.  Prior to the acquisition of W.O., there was no material relationship with the Sellers.  The Sellers are now employees of Operating.  Within 75 days of November 29, 2005, Cano will file by amendment to this Form 8-K the financial statements of W.O. and the pro forma financial information required by Item 9.01(a-b) of Form 8-K.

Item 2.03                                             Creation of a Direct Financial Obligation or Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 “Entry into a Material Definitive Agreement – Credit Agreement” and “Entry into a Material Definitive Agreement – Subordinated Credit Agreement.”

Item 3.02                                             Unregistered Sales of Equity Securities

As set forth in Item 1.01 “Entry into a Material Definitive Agreement – Stock Purchase Agreement,” on November 29, 2005, in connection with the acquisition of W.O., Cano issued 895,660 shares of Cano common stock to each of O’Loughlin and White.  Based on the average of the closing price of Cano common stock on the American Stock Exchange for the three trading days immediately prior to November 29, 2005, the aggregate value of the 1,791,320 shares issued was approximately $8.24 million.  O’Loughlin and White are both “accredited investors” as defined in Rule 501(a) promulgated pursuant to the Securities Act of 1933, as amended (the “Securities Act”); therefore, the shares were issued pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and Rule 506 promulgated pursuant to the Securities Act.

Item 3.03                                             Material Modification to Rights of Security Holders

See Item 1.01 “Entry into a Material Definitive Agreement – Credit Agreement” and “Entry into a Material Definitive Agreement – Subordinated Credit Agreement” regarding the negative covenants on Cano, including limitations on incurring additional debt and a prohibition from making cash dividend to Cano stockholders.

See Item 1.01 “Entry into a Material Definitive Agreement – Stock Purchase Agreement” regarding the Registration Rights Agreements Cano has entered into with each of the Sellers.

Item 9.01.                                          Financial Statements and Exhibits.

(d)                                 Exhibits

2.1                                 Stock Purchase Agreement by and among Cano Petroleum, Inc., W.O. Energy of Nevada, Inc., Miles O’Loughlin and Scott White dated November 29, 2005 (the schedules and exhibits have been omitted from this filing.  An exhibit to the schedules and exhibits is contained in the Stock Purchase Agreement and the schedules and exhibits are available to the Securities and Exchange Commission upon request.)

4.1                                 Registration Rights Agreement by and between Cano Petroleum, Inc. and Miles O’Loughlin dated November 29, 2005.

4.2                                 Registration Rights Agreement by and between Cano Petroleum, Inc. and Scott White dated November 29, 2005.

10.1                           Credit Agreement among Cano Petroleum, Inc., as Borrower, The Lenders Party Hereto from Time to Time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender, dated November 29, 2005.

10.2                           Subordinated Credit Agreement among Cano Petroleum, Inc., as Borrower, The Lenders Party Hereto From Time to Time, as Lenders, and Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, as Administrative Agent, dated November 29, 2005.

10.3                           Guaranty Agreement by and among Ladder Companies Inc., Square One Energy, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd. in favor of Union Bank of California, N.A., as Administrative Agent, dated November 29, 2005.

10.4                           Guaranty Agreement by and among Ladder Companies Inc., Square One Energy, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd. in favor of Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, as Administrative Agent, dated November 29, 2005.

10.5                           Escrow Agreement by and among Cano Petroleum, Inc., Miles O’Loughlin, Scott White and The Bank of New York Trust Company, N.A., as Escrow Agent, dated November 29, 2005.

10.6                           Pledge Agreement by and among Cano Petroleum, Inc, W.O. Energy of Nevada, Inc. and WO Energy, Inc. in favor of Union Bank of California, N.A., as Administrative Agent, dated November 29, 2005.

10.7                           Security Agreement by and among Cano Petroleum, Inc., Ladder Companies Inc., Square One Energy, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd. in favor of Union Bank of California, N.A., as Administrative Agent, dated November 29, 2005.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANO PETROLEUM, INC.

Date: December 5, 2005

	By:	/s/ Michael J. Ricketts
Michael J. Ricketts
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1

Stock Purchase Agreement by and among Cano Petroleum, Inc., W.O. Energy of Nevada, Inc., Miles O’Loughlin and Scott White dated November 29, 2005 (the schedules and exhibits have been omitted from this filing. An exhibit to the schedules and exhibits is contained in the Stock Purchase Agreement and the schedules and exhibits are available to the Securities and Exchange Commission upon request.)

4.1	Registration Rights Agreement by and between Cano Petroleum, Inc. and Miles O’Loughlin dated November 29, 2005.

4.2	Registration Rights Agreement by and between Cano Petroleum, Inc. and Scott White dated November 29, 2005.

10.1

Credit Agreement among Cano Petroleum, Inc., as Borrower, The Lenders Party Hereto from Time to Time, as Lenders, and Union Bank of California, N.A., as Administrative Agent and as Issuing Lender, dated November 29, 2005.

10.2

Subordinated Credit Agreement among Cano Petroleum, Inc., as Borrower, The Lenders Party Hereto From Time to Time, as Lenders, and Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, as Administrative Agent, dated November 29, 2005.

10.3

Guaranty Agreement by and among Ladder Companies Inc., Square One Energy, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd. in favor of Union Bank of California, N.A., as Administrative Agent, dated November 29, 2005.

10.4

Guaranty Agreement by and among Ladder Companies Inc., Square One Energy, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd. in favor of Energy Components SPC EEP Energy Exploration and Production Segregated Portfolio, as Administrative Agent, dated November 29, 2005.

10.5	Escrow Agreement by and among Cano Petroleum, Inc., Miles O’Loughlin, Scott White and The Bank of New York Trust Company, N.A., as Escrow Agent, dated November 29, 2005.

10.6	Pledge Agreement by and among Cano Petroleum, Inc, W.O. Energy of Nevada, Inc. and WO Energy, Inc. in favor of Union Bank of California, N.A., as Administrative Agent, dated November 29, 2005.

10.7

Security Agreement by and among Cano Petroleum, Inc., Ladder Companies Inc., Square One Energy, Inc., W.O. Energy of Nevada, Inc., WO Energy, Inc., W.O. Operating Company, Ltd. and W.O. Production Company, Ltd. in favor of Union Bank of California, N.A., as Administrative Agent, dated November 29, 2005.